EXHIBIT 99.1

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                                     $507MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-3
                                    (Issuer)

                                   MARM 2004-3

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2004-3

                Initial Certificate
                     Principal                                                                                    Expected
                    Balance or                                                                                 Initial Rating
                  Notional Amount   Initial Pass-                        Initial W.A. Months to   W.A. Reset     of Offered
Class                 (1)(2)         Through Rate     Principal Types            Reset              Margin     Certificates(3)
--------------- ------------------ --------------- --------------------- ---------------------- -------------- ---------------
    Offered
 Certificates
Class 1-A-1     $ [35,500,000]     [1.730] %(4)    Senior, Pass-Through            4            N/A                 AAA
Class 1-A-X     $     (5)          [.9818]%(6)     Senior, Notional IO            N/A           N/A                 AAA
Class 2-A-1     $ [62,000,000]     [2.464] %(7)    Senior, Pass-Through            35           [1.750] %           AAA
Class 2-A-X     $     (5)          [2.999]%(8)     Senior, Notional IO            N/A           N/A                 AAA
Class 3-A-1     $ [80,000,000]     [4.100] %(9)    Senior, Pass-Through            58           [1.750] %           AAA
Class 3-A-X     $     (5)          [1.210]%(10)    Senior, Notional IO            N/A           N/A                 AAA
Class 4-A-1     $ [59,200,000]     [4.230] %(11)   Senior, Pass-Through            58           [1.750] %           AAA
Class 4-A-X     $     (5)          [1.051]%(12)    Senior, Notional IO            N/A           N/A                 AAA
Class 5-A-1     $ [50,000,000]     [3.910] %(13)   Senior, Pass-Through            57           [1.750] %           AAA
Class 5-A-X     $     (5)          [0.958]%(14)    Senior, Notional IO            N/A           N/A                 AAA
Class 6-A-1     $ [82,000,000]     [3.984] %(15)   Senior, Pass-Through            58           [2.000] %           AAA
Class 6-A-X     $     (5)          [1.322]%(16)    Senior, Notional IO            N/A           N/A                 AAA
Class 7-A-1     $ [34,500,000]     [4.180] %(17)   Senior, Pass-Through            81           [1.750] %           AAA
Class 7-A-X     $     (5)          [1.077]%(18)    Senior, Notional IO            N/A           N/A                 AAA
Class 8-A-1     $ [140,000,000]    [3.500] %(19)   Senior, Pass-Through            35           [1.750] %           AAA
Class 8-A-X     $     (5)          [1.400]%(20)    Senior, Notional IO            N/A           N/A                 AAA
Class A-R       $ 100              [5.208] %(21)   Senior, Residual               N/A           N/A                 AAA
Class B-1       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %              AA
Class B-2       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %              A
Class B-3       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %             BBB

  Non-Offered
 Certificates
Class B-4       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %              BB
Class B-5       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %              B
Class B-6       $ [TBD]            [TBD] %(22)     Subordinate                    TBD           [TBD] %              NR


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------


(1)   Approximate, subject to adjustment as described in the prospectus supplement.
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(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [.981875]%.

(5) The Classes 1-A-X, 2-A-X, 3-A-X and 4-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(6) The pass-through rate for the Class 1-A-X certificates for each distribution date will be a per annum rate equal to [.981875]%.

(7) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in February 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [2.999]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in February 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.46]%.

(8) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in February 2007 will be a per annum rate equal to [2.999]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in February 2007 will be a per annum rate equal to [0.46]%.

(9) The pass-through rate for the Class 3-A-1 certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.210]%. The pass-through rate for the Class 3-A-1 certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.45]%.

(10) The pass-through rate for the Class 3-A-X certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to [1.210]%. The pass-through rate for the Class 3-A-X certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to [0.45]%.

(11) The pass-through rate for the Class 4-A-1 certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.031]%. The pass-through rate for the Class 4-A-1 certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.36]%.

(12) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to [1.031]%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to [0.36]%.

(13) The pass-through rate for the Class 5-A-1 certificates for each distribution date through and including the distribution date in December 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.958]%. The pass-through rate for the Class 5-A-1 certificates for each distribution date following the distribution date in December 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.203]%.

(14) The pass-through rate for the Class 5-A-X certificates for each distribution date through and including the distribution date in December 2008 will be a per annum rate equal to [0.958]%. The pass-through rate for the Class 5-A-X certificates for each distribution date following the distribution date in December 2008 will be a per annum rate equal to [0.203]%.

(15) The pass-through rate for the Class 6-A-1 certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.322]%. The



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
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      pass-through rate for the Class 6-A-1 certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.42]%.

(16) The pass-through rate for the Class 6-A-X certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to [1.322]%. The pass-through rate for the Class 6-A-X certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to [0.42]%.

(17) The pass-through rate for the Class 7-A-1 certificates for each distribution date through and including the distribution date in December 2010 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.077]%. The pass-through rate for the Class 7-A-1 certificates for each distribution date following the distribution date in December 2010 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.42]%.

(18) The pass-through rate for the Class 7-A-X certificates for each distribution date through and including the distribution date in December 2010 will be a per annum rate equal to [1.077]%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in December 2010 will be a per annum rate equal to [0.42]%.

(19) The pass-through rate for the Class 8-A-1 certificates for each distribution date through and including the distribution date in February 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the eighth loan group, weighted on the basis of the outstanding principal balances of the loans in the eighth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.40]%. The pass-through rate for the Class 8-A-1 certificates for each distribution date following the distribution date in February 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the eighth loan group, weighted on the basis of the outstanding principal balances of the loans in the eighth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.46]%.

(20) The pass-through rate for the Class 8-A-X certificates for each distribution date through and including the distribution date in February 2007 will be a per annum rate equal to [1.40]%. The pass-through rate for the Class 8-A-X certificates for each distribution date following the distribution date in February 2007 will be a per annum rate equal to [0.46]%.

(21) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(22) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.



SUMMARY

Relevant Parties

     Issuer............................ MASTR Adjustable Rate Mortgages Trust
                                        2004-3. The trust will be established
                                        under a pooling and servicing agreement
                                        among Mortgage Asset Securitization
                                        Transactions, Inc., as depositor, and
                                        JPMorgan Chase Bank, as trustee.

     Depositor......................... Mortgage Asset Securitization
                                        Transactions, Inc., a Delaware
                                        corporation. The depositor's address is
                                        1285 Avenue of the Americas, New York,
                                        New York 10019, telephone number (212)
                                        713-2000. See "The Depositor" in the
                                        prospectus.



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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     Master Servicer .................. Wells Fargo Bank Minnesota, N.A., a
                                        national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

     Transferor ....................... UBS Real Estate Securities Inc. The
                                        transferor's address is 1285 Avenue of
                                        the Americas, New York, New York 10019,
                                        telephone number (212) 713-2000.

     Trustee........................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal
                                        office is 4 New York Plaza, 6th Floor,
                                        New York, New York 10004-2477. See "The
                                        Pooling and Servicing Agreement--The
                                        Trustee" in the prospectus supplement.

Relevant Dates

     Cut-Off Date...................... March 1, 2004.

     Closing Date ..................... On or about March 30, 2004.

     Investor Settle Date.............. On or about March 31, 2004.

     Distribution Date ................ The 25th day of each month or, if that day is not a business day, the next
                                        business day, beginning in April 2004.

     Servicer Remittance Date.......... For each servicer the 18th day of each month (or, if that day is not a business day, the immediately following business day).

     Interest Accrual Period........... For each class of certificates, the calendar month immediately prior to the
                                        month in which the relevant distribution date occurs.

Optional Termination................... The master servicer may, at its option, repurchase all but not less than all of
                                        the loans in the trust on any
                                        distribution date on or after the first
                                        date on which the current aggregate
                                        scheduled principal balance, as of that
                                        date of determination, is less than 5%
                                        of the aggregate scheduled principal
                                        balance of the loans as of the cut-off
                                        date.

Credit Enhancement..................... Credit enhancements may reduce the harm caused to holders of certificates by
                                        shortfalls in payments collected on the
                                        loans. Credit enhancements can reduce
                                        the effect of shortfalls on all classes
                                        of offered certificates, or they can
                                        allocate shortfalls so they affect some
                                        classes before others.

                                        Subordination. The group 1, group 2,
                                        group 3, group 4, group 5, group 6,
                                        group 7, group 8, and group 9 senior
                                        certificates will receive distributions
                                        of interest and principal, as
                                        applicable, before the subordinate
                                        certificates are entitled to receive
                                        distributions of interest or principal.
                                        In addition, each class of subordinate
                                        certificates will receive distributions
                                        of interest and principal prior to any
                                        other class of subordinate certificates
                                        with a higher alphanumerical class
                                        designation.



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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                                        The subordinate certificates, in reverse
                                        order of alphanumerical class
                                        designation, will absorb most losses on
                                        the group 1, group 2, group 3, group 4,
                                        group 5, group 6, group 7, group 8, and
                                        group 9 mortgage loans, other than
                                        certain excess losses, prior to other
                                        classes of certificates.

Last Scheduled
Distribution Date ..................... March 25, 2033

Collateral ............................ The Trust's main source of funds for making distributions on the certificates will be collections on nine pools of closed-end, adjustablerate loans secured by first mortgages or deeds of trust on residential one-to four-family properties.

Tax Status............................. Elections will be made to treat the assets of the trust as three separate
                                        real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class AR certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.



ERISA Considerations .................. If you are a fiduciary of any retirement plan or other employee benefit
                                        arrangement subject to the Employee
                                        Retirement Income Security Act of 1974,
                                        as amended, or Section 4975 of the
                                        Internal Revenue Code of 1986, you
                                        should consult with counsel as to
                                        whether you can buy or hold an offered
                                        certificate. The residual certificates
                                        may not be purchased or transferred to
                                        such a plan.



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.